Supplement dated May 1, 2018 to the following booklets dated May 1, 2018:

MultiOption(r) Select Variable Annuity

Securian Funds Trust Changes
On November 20, 2017, FIAM LLC (Pyramis) was removed as the investment sub-adviser to the SFT Core Pyramis Core Equity Fund. Wellington Management Company LLP (Wellington) will be added as the sub-advisor.

On November 20, 2017, SFT Pyramis(r) Core Equity Fund changed to SFT Wellington Core Equity Fund.

On May 1, 2018 Advantus Capital Management Inc. is changing its name to Securian Asset Management, Inc. ("Securian AM")

Effective as of the date of the name change, the Securian Funds Trust (SFT) Funds will undergo name changes as detailed below:

Current SFT Fund Name
SFT Advantus Bond Fund
SFT Advantus Government Money Market Fund
SFT Advantus Index 400 Mid-Cap Fund
SFT Advantus Index 500 Fund
SFT Advantus International Bond Fund
SFT Advantus Mortgage Securities Fund
SFT Advantus Real Estate Securities Fund

New SFT Fund Name
SFT Core Bond Fund
(Note the addition of 'Core' to the Fund's name)
SFT Government Money Market Fund
SFT Index 400 Mid-Cap Fund
SFT Index 500 Fund
SFT International Bond Fund
SFT Mortgage Securities Fund
SFT Real Estate Securities Fund

Ivy Variable Insurance Portfolios
On May 1, 2018 the sub-advisor to the following funds will change from Waddell & Reed Investment Management Company (WRIMCO) to Ivy Investment Management Company (IICO)

-	SFT IvySM Growth Fund
-	SFT IvySM Small Cap Growth Fund

Janus Aspen Series Changes

The addition of "Janus Henderson" as part of the Portfolios' legal name was effective on June 5,
2017.